UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant     [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

abrdn Life Sciences Investors

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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ABRDN LIFE SCIENCES INVESTORS
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 25, 2024

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the abrdn Life Sciences Investors (formerly, Tekla Life Sciences Investors) (the "Fund") and any adjournments or postponements thereof will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (the "Annual Meeting,") on Tuesday, June 25, 2024 at 2:00 p.m.

The purpose of the Annual Meeting is to consider and act upon the following proposals (each, a "Proposal") and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: To elect two Class B Trustees to serve until the 2027 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

Proposal 2—Elect Each Trustee Annually: To take action on a shareholder proposal requesting that the Fund take the steps necessary to reorganize the Board of Trustees into one class with each Trustee subject to election each year, if properly presented at the meeting.

Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on April 1, 2024 (the "Record Date"). Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 22, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Tuesday, June 25, 2024: This Notice, the Proxy Statement and the form of proxy cards are available on the Internet at http://www.abrdnhql.com. On the Fund's website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 22, 2024
Philadelphia, Pennsylvania

ABRDN LIFE SCIENCES INVESTORS ("HQL")
(the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on June 25, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board," with members of the Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") and at any adjournments or postponements thereof to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on Tuesday, June 25, 2024 at 2:00 p.m.

A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being mailed on or about April 22, 2024 to shareholders of record as of April 1, 2024.

The purpose of the Meeting is to consider and act upon the following proposals (each a "Proposal"):

Proposal 1: To elect two Class B Trustees to serve until the 2027 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

Proposal 2—Elect Each Trustee Annually: To take action on a shareholder proposal requesting that the Fund take the steps necessary to reorganize the Board of Trustees into one class with each Trustee subject to election each year, if properly presented at the meeting.

All properly executed proxies received prior to the Meeting will be voted at that Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card.

The Board is unanimously asking you to vote on the proposals below in the following manner:

Proposal 1. "FOR" the election of two Class B Trustees to serve until the 2027 Annual Meeting of Shareholders or until such Trustee's successor is duly elected and qualified.

AND

Proposal 2—Elect Each Trustee Annually. "AGAINST" the shareholder proposal.

Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" Proposal 1 and "AGAINST" Proposal 2. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on the Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

In order to transact business at the Meeting, a "quorum" must be present for the Meeting. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund on the record date. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at the Meeting.

With regard to Proposal 1, the election of a Trustee to the Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present or represented by proxy at the Meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes. For purposes of Proposal 1, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of the Trustees. All properly executed proxies received prior to the Meeting will be voted, at the Meeting or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated with respect to Proposal 1 will be voted "FOR" the election of the Trustees.

Proposal 2 must be approved by the affirmative vote of a majority of all votes validly cast at the Meeting. As stated above with respect to Proposal 1, abstentions and broker non-votes will be counted as shares present for quorum purposes but will not be treated as votes cast with respect to Proposal 2. Abstentions and broker non-votes, therefore, will have no effect on Proposal 2.

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Under the rules of the New York Stock Exchange ("NYSE"), such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by a Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Proposal 2 is not a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their shares voted by broker-dealer firms in favor of Proposal 2.

The chair of the Meeting shall have the power to adjourn the Meeting without further notice other than announcement at that Meeting. The Board of Trustees also has the power to postpone the Meeting to a later date and/or time or change the place of the Meeting (including by specifying that the Meeting will be held by remote communication) one or more times for any reason by giving, within a reasonable period of time prior to such Meeting, notice to the shareholder entitled to vote at such Meeting of the place (including that the Meeting will be held by remote communication), date and hour at which such Meeting will be held. Such notice shall be given not fewer than two (2) days before the date of such Meeting and otherwise in accordance with the Fund's By-Laws. No notice of adjournment of the Meeting to another time or place need be given to shareholders. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

We will admit to the Meeting (1) all shareholders of record on April 1, 2024 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on April 1, 2024 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof.

The Fund has one class of shares, no par value per share. Each share of a Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of the Fund were issued and outstanding: 27,350,517.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on Tuesday, June 25, 2024: The Proxy Materials and the Fund's most recent annual report for the fiscal year ended September 30, 2023 are available on the Internet at http://www.abrdnhql.com. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 2023 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

Proposal 1: The Election of Trustees

The Fund's Declaration of Trust, as amended to date (the "Declaration of Trust"), provides that its Board shall be divided into three classes with staggered terms. The term of office for Class B Trustees expires on the date of the Meeting and the term of office of the Class C and Class A Trustees will expire one and two years, respectively, thereafter.

The Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. The Fund's Board has fixed the number of Trustees at six. Proxies will be voted for the election of the following nominees. In the event that a nominee is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such other person or persons as the applicable Fund's Board may recommend. The nominee is presently serving as a Trustee.

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following nominees as Trustees to its Board:

Stephen Bird (Class B Trustee, 3-year term ending 2027)

Jeffrey Bailey (Class B Trustee, 3-year term ending 2027)

Each nominee has indicated an intention to serve as Trustee if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of the nominees for the Class of Trustee to serve for a three-year term. In the event that a nominee is unable to serve for any reason when the election occurs, the proxies received will be voted for such substituted nominees as the Board may recommend.

The following tables set forth certain information regarding the nominees for election to the Board of the Fund, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund. abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nominees for Independent Trustee:
Jeffrey A. Bailey** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Chair of the Board; Class B Trustee	Term expires 2024 Trustee of the Fund since 2020

Mr. Bailey is a seasoned operational healthcare executive with over 30 years of leadership experience within the healthcare industry. Mr. Bailey has extensive business development and transactional expertise, with diverse leadership experiences in commercial and supply chain management, finance, business development and product development for various pharmaceutical medical device companies. He serves as Chairman of the Board of Trustees and also on the Valuation Committee and on the Governance and Nominating Committee of the Fund. Most recently, Mr. Bailey served as chief executive officer and director of BioDelivery Sciences, a biotechnology company, from 2020-2022. He served as president and chief executive officer of IlluminOss Medical, Inc., a medical device company, from 2018 to 2020. From 2015 until 2017, Mr. Bailey served as chief executive officer of Neurovance, Inc., a biotechnology company. Previously, from 2013 through 2015, Mr. Bailey served as president and chief executive officer and as a director of Lantheus Medical Imaging, Inc., a public medical diagnostic company.

				4 Registrants consisting of 4 Portfolios	Board Chairman, Aileron Therapeutics Inc. (since 2017); Director, Madison Vaccines, Inc. (since 2018); Director and CEO, BioDelivery Systems, Inc. (2020-2022).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Prior to 2013, Mr. Bailey held various leadership positions with several public and private pharmaceutical and medical device companies, including president and general manager at Novartis Pharmaceuticals, a multinational pharmaceutical company, and a 22-year career with Johnson & Johnson, a multinational medical devices, pharmaceutical and consumer packaged goods manufacturing company. Mr. Bailey also has extensive board member experience, having previously served on boards of directors for eight companies. Mr. Bailey currently serves as a director for Aileron Therapeutics, Inc. and Madison Vaccines, Inc. Mr. Bailey holds a BA in business administration from Rutgers University.

Kathleen Goetz** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1966	Class A Trustee	Term expires 2026 Trustee of the Fund since 2021

Ms. Goetz brings to the Fund over 30 years of healthcare business and leadership experience. She brings extensive knowledge of healthcare markets, with leadership experience across product development, operational effectiveness, organizational governance and design, and marketing and sales strategy. She currently acts as a consultant and an advisor within the pharmaceutical, biotech, and medical technology sectors. Ms. Goetz was Vice President Head of Sales at Novartis Pharmaceuticals, a global healthcare company until 2019. During her 28 years with Novartis, Ms. Goetz held positions of increasing responsibility,

4 Registrants consisting of 4 Portfolios

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

leading marketing, sales and reimbursement teams through various stages of commercialization from pre-launch planning through to loss of exclusivity across diverse therapeutic areas. Other key roles during her time at Novartis also include National Executive Director of Strategic Accounts, Integrated Market Planning and Marketing Director, providing her with valuable experience leading organizational transformation, resourcing, forecasting, and analytics. She continues to act as a mentor to future leaders and as a champion for diversity through her past work as an Executive Leadership Development mentor and a former Novartis Pharmaceuticals Women in Leadership Chair. Ms. Goetz has won numerous healthcare and business leadership awards and recognition throughout her career, including being recognized with the Healthcare Women's Business Association Rising Star Award. She serves on the Audit Committee and Valuation Committee of the Fund. Ms. Goetz holds a Business Finance degree from Iowa State University.

Rose DiMartino** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Class C Trustee	Term expires 2025 Trustee of the Fund since 2023	Retired since 2019. Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	5 Registrants consisting of 7 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
C. William Maher** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class A Trustee	Term expires 2026 Trustee of the Fund since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Todd Reit** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class C Trustee	Term expires 2025 Trustee of the Fund since 2023

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

				9 Registrants consisting of 9 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Number of Registrants in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee:
Stephen Bird†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	Class B Trustee	Term expires 2024 Trustee of the Fund since 2023

Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

				15 Registrants consisting of 33 Portfolios	None.

*  On October 27, 2023, abrdn Inc. assumed responsibility for abrdn Healthcare Investors, formerly Tekla Healthcare Investors, abrdn Life Sciences Investors, formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund, formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund, formerly Tekla World Healthcare Fund. Effective October 27, 2023, the "Fund Complex" has a total of 18 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit Committee.

††  Deemed to be an Interested Trustee of the Fund because of his affiliation held with the Funds' Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund's investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of the Fund's Board, public companies, or non- profit entities or other organizations.

OFFICERS

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance of the Funds	Since 2023

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Sharon Ferrari** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2023	Currently, Director Product Management—US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Jason Akus** abrdn Inc. 28 State Street 17th Floor Boston, MA 02109 Year of Birth: 1974	Vice President of the Funds	Since 2023	Currently Senior Investment Director. Dr. Akus joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a senior vice president of research.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President of the Funds	Since 2023	Currently, Head of Global Income at abrdn, Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Goodson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Funds	Since 2023

Currently, Director, Vice President and Head of Product& Client Solutions—Americas for abrdn Inc., overseeing Product Management& Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Megan Kennedy** c/o abrdn Investments Limited c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Funds	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Daniel R. Omstead, Ph.D.** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Funds	Since 2023

Currently Head of Healthcare Investments at abrdn. Previously, President of abrdn Healthcare Investors (from 2001 to October 2023), abrdn Healthcare Opportunities Fund (from 2014 to October 2023) and abrdn World Healthcare Fund (from 2015 to October 2023); President, Chief Executive Officer and Managing Member of Tekla Capital Management, LLC from 2002 to October 2023).

Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President of the Funds	Since 2023	Currently, Director of Corporate Finance and Head of Listed Funds. Mr. Pittard joined abrdn from KPMG in 1999.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President of the Funds	Since 2023	Currently Head of the Developed Markets Equity team at abrdn.
Lucia Sitar** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2023

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

Loretta Tse** abrdn Inc. 28 State Street 17th Floor Boston, MA 02109 Year of Birth: 1967	Vice President of the Funds	Since 2024

Currently Investment Director at abrdn. Ms. Tse joined abrdn in October 2023 from Tekla Capital Management LLC where she was a Vice President investing in venture. Previously, she worked for the Fred Hutchinson Cancer Research Center and Oxford Biosciences Partners.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are appointed annually at a meeting of the Fund Board.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the abrdn Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee.

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Nominee for Independent Trustee:
Jefferey Bailey	$1 — $10,000	$10,001 — $50,000
Kathleen Goetz	$1 — $10,000	$10,001 — $50,000
Rose DiMartino	None	$10,001 — $50,000
C. William Maher	None	$50,001 — $100,000
Todd Reit	None	$10,001 — $50,000
Independent Trustees:
Stephen Bird	None	$50,001 — $100,000

(1)  This information has been furnished by each Trustee as of October 31, 2023. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser, or an affiliate of the Investment Adviser, and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2023, the Fund's Trustees and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of October 31, 2023, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Pittard and Ms. Ferrari serve as executive officers of the Fund. As of April 1, 2024, Mr. Pittard and Ms. Ferrari did not own shares of the Fund.

BOARD AND COMMITTEE STRUCTURE

The Board of the Fund is comprised of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"). The Fund divides the Board into three classes, with each class having a term of three years. The year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three-year term.

The Board has appointed Mr. Reit, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation as Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of a Board, generally.

The Board of the Fund holds regular quarterly meetings to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board of the Fund has established a committee structure that includes an Audit Committee, Nominating and Corporate Governance Committee and Private Venture Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund. All of the members of these Committees are Independent Trustees. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board of the Fund has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes at its discretion at any time.

Audit Committee

The Fund has an Audit Committee comprised solely of Independent Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee charter of the Fund is available at www.abrdnhql.com. The principal purpose of the Fund's Audit Committee is to assist the Board in fulfilling its responsibility to oversee the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements (including related tax requirements) and to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process. The Audit Committee is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Trustees).

The Audit Committee's role is one of oversight, and it is recognized that the Fund's officers are responsible for preparing the Fund's financial statements and that the Fund's independent registered public accountant is responsible for auditing those financial statements. Although the Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Fund's independent registered public accountants.

The members of the Fund's Audit Committee are Mr. Bailey, Ms. DiMartino, Ms. Goetz, Mr. Maher and Mr. Reit. Mr. Maher is the Chair of the Fund's Audit Committee and is the Audit Committee Financial Expert.

Nominating and Corporate Governance Committee

The Fund has a Nominating and Corporate Governance Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. The Nominating and Corporate Governance Committee charter of the Fund is available at www.abrdnhql.com.

The principal missions of the Nominating and Corporate Governance Committee of the Fund are to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

The Nominating and Corporate Governance Committee of the Fund reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the Fund's management. The Committee shall make nominations for Trustees of the Fund and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

The Fund's By-Laws require that each prospective trustee candidate have substantial expertise, experience or relationships relevant to the business of the Fund and a college degree or equivalent business experience. The Fund's By-Laws also provide that a prospective trustee candidate shall not serve as a director, trustee, officer, partner or employee of another investment company (as defined in the 1940 Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Adviser or an affiliate thereof, or as a director, officer, partner or employee of the investment adviser, sponsor or equivalent of such an investment company with supervisory responsibility for the day-to-day operations of such investment company or investment decisions made with respect to such investment company. The Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to, the background, experience, qualifications, attributes, skills and diversity that a prospective trustee candidate will bring to the Board. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment.

The Nominating and Corporate Governance Committee of the Fund may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' charter. Other than those eligibility requirements, the Committee shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by shareholders must be received by a Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder group must meet the requirements stated in the Committee's charter in order to recommend a candidate. The Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of the Fund's Committee are Mr. Bailey, Ms. DiMartino, Ms. Goetz, Mr. Maher and Mr. Reit. Mr. Reit is the Chair of the Committee. Prior to the change in the Fund's investment adviser in October 2023, the Nominating and Corporate Governance Committee was referred to as the "Governance and Nominating Committee".

Private Venture Valuation Committee

The Fund's Board has delegated to the Fund's Private Venture Valuation Committee general responsibility for determining, subject to Board ratification, in accordance with the Fund's valuation procedures, the value of the "start-up", early and/or later stage financing of a privately held company, securities (referred to as "Venture Capital Securities") held by the Fund. With respect to Venture Capital Securities for the Fund, the Private Venture Valuation Committee ("PV Valuation Committee"), has general responsibility for determining, subject to Board review, in accordance with the Fund's Valuation Procedures, the value of the Venture Capital Securities and Milestone Holdings held by the Fund on any day on which the net asset value per share is determined ("Valuation Date"). The PV

Valuation Committee shall meet as often as necessary to ensure that prices are updated in a timely manner. No less than quarterly, the PV Valuation Committee will meet to review and/or update pricing in connection with the Venture Capital Securities and/or milestone holdings.

The members of the Fund's PV Valuation Committee are Mr. Bailey, Ms. Goetz and Mr. Maher. Mr. Bailey is the Chair of the Fund's PV Valuation Committee. Prior to the change in the Fund's investment adviser in October 2023, the PV Valuation Committee was referred to as the "Valuation Committee".

Board and Committee Meetings in Fiscal Year 2023

During the fiscal year ended September 30, 2023, the Fund's Board held six meetings; the Fund's Audit Committee held five meetings; the Fund's Nominating and Corporate Governance Committee (formerly, the Governance and Nominating Committee) held three meetings; and the Fund's PV Valuation Committee (formerly, the Valuation Committee) held four meetings. Also during the fiscal year ended September 30, 2023, the Fund's Board had a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The Fund's QLCC had no cause to meet during the fiscal year ended September 30, 2023. Effective October 27, 2023, the Board has appointed a chief legal officer to serve in lieu of the QLCC.

Each of the incumbent Trustees attended at least 75% of the aggregate number of meetings of the Boards of the Fund during the period for which he or she served as a Trustee. Each of the incumbent Trustees attended at least 75% of the aggregate number of meetings of the Committees of the Board of the Fund on which such Trustee served during the period that he or she has served.

Board Oversight of Risk Management

The Fund is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Adviser and the officers of the Fund are responsible for managing these risks on a day-to-day basis, the Board of the Fund has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight, the Board of the Fund, directly or through a Committee, interacts with the Fund's Chief Compliance Officer, the Fund's independent public accounting firm and the Fund's legal counsel. These interactions include discussing the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 13, 2023, the Board of the Fund, including a majority of the Trustees who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2024. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meeting, a representative of KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Fund's financial statements for the fiscal year ended September 30, 2023 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund know of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board that the audited financial statements of the Fund for the fiscal year ended September 30, 2023 be included in the Fund's most recent annual report filed with the SEC.

C. William Maher, Chair of the Audit Committee
Jeffrey Bailey, Member of the Audit Committee
Rose DiMartino, Member of the Audit Committee
Kathleen Goetz, Member of the Audit Committee
Todd Reit, Member of the Audit Committee

The following table sets forth the aggregate fees billed for professional services rendered by the principal accountant during the Fund's two most recent fiscal years ended September 30:

Fund	Fiscal year	Audit Fees		Audit-Related Fees	Tax Fees		All Other Fees
HQL	2023	$118,500		$0	$0		$0
	2022	$115,180	*	$0	$6,670	*	$0

*  Beginning with the year ended September 30, 2023, the Fund's financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

All of the services described in the table above were pre-approved by the relevant Audit Committee.

The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall appoint, retain, and oversee an independent auditor and evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser (as defined below), and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons to employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser that managed the Fund during the fiscal years ended September 30, 2022 and September 30, 2023, and any entity controlling, controlled by, or under common control with any Covered Service Provider that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the independent auditor's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees from the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended September 30, 2023. All officers of the Fund are employees of and are compensated by abrdn Inc., the Fund's administrator, or an affiliate. None of the Fund's executive officers or Directors who are also officers or directors of abrdn Inc., the Investment Adviser or an affiliate received any compensation from the Fund for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee*:	Aggregate Compensation from the Fund for Fiscal Year Ended September 30, 2023	Total Compensation From Fund and Fund Complex Paid To Trustees**
Interested Trustee:
Stephen Bird	N/A	N/A
Daniel R. Omstead	N/A	N/A
Nominee for Independent Trustees:
Jeffrey Bailey	$36,500	$146,000
Rose DiMartino	N/A	N/A
Kathleen Goetz	$30,250	$121,000
Rakesh K. Jain	$27,500	$110,000
Thomas M. Kent	$31,500	$126,000
C. William Maher	N/A	N/A
Todd Reit	N/A	N/A
W. Mark Watson	$30,250	$121,000

*  Effective at the close of business on October 27, 2023, abrdn Inc. assumed responsibility for management of the Fund. Effective upon abrdn's appointment as adviser, Rakesh K. Jain, Thomas M. Kent, W. Mark Watson and Daniel R. Omstead resigned from the Fund's Board, and Stephen Bird, Rose DiMartino, C. William Maher and Todd Reit (the "New Trustees"), who were elected by shareholders, joined Jeffrey Bailey and Kathleen Goetz on the Fund's Board. Because the New Trustees did not serve during the fiscal year ended September 30, 2023, no compensation was paid by the Fund to the New Trustees for that period.

**  As of the Fund's fiscal year ended September 30, 2023, the "Fund Complex" consisted of the Fund and Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund.. For the number of funds currently within the Fund Complex, see the "Trustees" table above.

Relationship of Directors or Nominees with the Investment Adviser and Administrator abrdn Inc. serves as the investment adviser ("Investment Adviser") to the Fund pursuant to an advisory agreement dated as of October 27, 2023. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management LLC. The Investment Adviser is a Delaware corporation with its registered offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides administrative services to the Fund under an administration agreement. The Investment Adviser/Administrator is an indirect subsidiary of abrdn plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Messrs. Andolina and Goodson and Mmes. Kennedy and Sitar, who serve as officers of the Fund, are also directors and/or officers of abrdn Inc.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of the Fund's outstanding securities to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended September 30, 2023, the Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE.

PROPOSAL 2—ELECT EACH TRUSTEE ANNUALLY
SHAREHOLDER PROPOSAL

A beneficial owner of the common shares of HQL (the "Proponent") has informed the Fund that he intends to present for a shareholder vote at the Meeting a proposal requesting that the Board take steps to eliminate the Fund's classified board structure ("Proposal 2"). Specifically, Proposal 2 would recommend that the Board consider shortening the term for which Trustees are elected to serve on the Board from three years to one year. The Proponent's name, address and number of shares owned by the Proponent will be furnished by the Fund upon request. If properly presented at the Meeting, Proposal 2 will be submitted for a vote.

As required by the rules of the SEC, the text of the Proponent's resolution and supporting statement (for which the Fund accepts no responsibility), are included in the black bordered box below exactly as submitted by the Proponent. The Board's statement in opposition to this proposal follows immediately after the proposal and supporting statement.

Proposal 2—Elect Each Trustee Annually
RESOLVED, shareholders ask that our Company take all the steps necessary to reorganize the Board of Trustees into one class with each trustee subject to election each year for a one-year term.
Although our management can adopt this proposal topic in one-year and implementation in one-year is a best practice, this proposal allows the option to phase it in.
Classified Boards like the HQL Board have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School.
Annual election of each trustee gives shareholders more leverage if management performs poorly. For instance if management approves executive pay that is excessive or is poorly incentivized shareholders can soon vote against the Chair of the management pay committee instead of waiting 3-years under the current setup.
Annual election of each trustee gives shareholders more leverage when the Tekla Life Sciences stock performs poorly. For instance the fall of the HQL stock price from $21 in 2021 to $11 in late 2023. HQL stock was also at $37 in the Year 2000.
This proposal is especially important to Tekla Life Sciences shareholder because HQL trustees need only one vote out of 25 million shares in order to be elected for 3-year terms. Under the current Tekla Life Sciences voting system, a trustee can be elected for 3-years if the trustee owns only one share of stock and this one share is the only share that votes for him and all 25 million other shares vote against him. This is worse than an election in North Korea.
The HQL Board stubbornly resists reform. In 2022 HQL shareholders gave 41% support to annual election of each trustee. This was in spite of the HQL Board going ballistic over such a routine corporate governance reform. An example of the HQL Board going ballistic is that the 300-word shareholder proposal for annual election of each trustee was buried in the 2022 HQL annual meeting proxy. It was surrounded by 4000 words of resistance by the HQL Board with lavish use of bold font.
Please vote yes:
Elect Each Trustee Annually—Proposal 2

Statement of Opposition

Response of the Board of Trustees:

The following Statement of Opposition details the reasons why the Board recommends you vote AGAINST Proposal 2.

This is the ninth time in the last thirteen years that the proponent has submitted a proposal asking the Board to consider taking actions to declassify its structure, which, as the proponent is aware, obligates the Fund to satisfy numerous procedural and/or substantive requirements contained in the SEC's proxy rules. In each prior instance, shareholders rejected the proposal. These proposals ignore the voice of shareholders that have overwhelmingly and consistently supported the Board's elections, in full awareness of the classified Board structure. The proponent has a minimal investment in the Fund and subjects the Fund's other shareholders to incurring additional and unnecessary expenses.

The proponent states that classified board structures are an entrenching mechanism. The facts demonstrate the board is not entrenched. Indeed, four out of six of the current Board members have been Trustees for less than six months. These four Trustees were elected to the Board effective October 27, 2023, receiving over 95% favorable support for their election of the votes cast by shareholders knowing the Fund had a classified Board structure. The proponent's proposal is seeking to address a fact pattern that does not exist.

What is the current structure of the Board of Trustees?

The Fund's Declaration of Trust currently provides for the Fund's Trustees to be divided into three classes, each with three-year terms. Each year, the term of office for one of the classes expires and elections are held at the annual meeting of shareholders. The current term of office for each class expires as of the Annual Meeting to be held as follows: Class B in 2024, Class C in 2025, and Class A in 2026.

How does the Board of Trustees Recommend I Vote?

THE BOARD RECOMMENDS YOU VOTE AGAINST PROPOSAL 2.

After careful thought and consideration, the Board, including the Independent Trustees, has concluded that declassifying the Board of Trustees is not in the best interest of the Fund and its shareholders.

In coming to this conclusion, the Board considered that the Fund is an investment company and is subject to governance standards and other considerations that differ materially from those of an operating company. The Board believes that the current Board structure has served both shareholders and HQL well since its inception in 1992 during which time capital markets have seen a number of dislocations and HQL's operations were nevertheless overseen effectively by experienced, knowledgeable and committed Trustees.

The Board is comprised of highly qualified individuals that are committed to the Fund's long-term ability to achieve its investment objective, effective monitoring of Fund fees and expenses and active oversight of the premium/discount at which Fund shares trade. The Board believes that the classified board structure continues to provide the Fund and its shareholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management.

Investment Companies Are Materially Different From Operating Companies

General arguments used in support of a declassified board structure of an operating company do not readily translate into a rationale for the declassification of a board of an investment company. An operating company, with an internal and interested management structure, is typically engaged in the production or sale of a product or service other than the investment of capital (for example, Apple and Amazon). Investment companies like the Fund differ from traditional operating companies in that operations are managed primarily by other parties, such as an investment adviser, subject to the oversight of an independent board. In addition, distributions are usually a smaller part of operating company performance, but they are a well-accepted and important part of investment company performance. This is because, unlike operating companies, investment companies are required to distribute essentially all income and gains realized each year. Investment companies registered under the 1940 Act are also subject to extensive regulation with respect to governance and operations, including oversight of the fund's service providers and management of conflicts of interest. Under the 1940 Act, the Board is required to carry out several specific functions designed to address the conflicts of interest that arise uniquely in the investment company context. Applicable 1940 Act rules require a majority of a closed-end fund's board to be fully independent of management. In addition, governance best practice reports from key industry groups recommend that at least two-thirds to 75% of a fund's board be independent. Accordingly, trustees of an investment company like the Fund are required to be independent and are accountable to shareholders. Five of the six Trustees on the Fund's Board are independent, and the Board has an independent chair.

Staggered Board Within a Highly Regulated Investment Company Enhances Board Independence

Electing Trustees to three-year terms enhances the independence of non-management Trustees by providing them with a longer term of office. This longer term provides additional independence from management and from special interest groups that may have an agenda contrary to the long-term interests of all shareholders. As a result, independent Trustees are able to make decisions that are in the best interest of Fund shareholders. The staggered Board prevents a complete turnover of the Board, and a risk of corresponding radical changes in direction, objectives, structure, or management in any one year.

Staggered Board Within a Highly Regulated Investment Company Promotes Stability and Continuity in a Complex Fund

The Fund is complicated, using a variety of techniques to achieve its investment objective. The regulations to which the Fund is subject are also complicated. It takes time to master these complexities. The Board is divided into three classes that serve staggered, three-year terms to provide stability, continuity and independence, while also to enhance long-term planning. It also ensures that there are experienced Trustees serving on the Board who are familiar with the Fund, its operations and its investment strategy. A classified Board helps attract and retain Trustees who are willing to make long-term commitments of their time and energy. While a classified board structure provides the Board with some protection against abusive tactics and artificial pressures, more importantly for shareholders, it also provides the Board the time and opportunity to engage activist shareholders in good-faith, arm's-length discussions and negotiate the best result for the Fund. Absent the classified Board, an activist shareholder (or group of shareholders) could gain control of the Fund by acquiring or obtaining enough shares to replace the entire Board with its own nominees at a single annual meeting. This could result in radical changes to the way the Fund is operated, managed, or structured—even changes to the investment strategies that were the reason shareholders invested.

Staggered Board Within a Highly Regulated Investment Company Promotes Accountability to Shareholders

Trustees elected to three-year terms are just as accountable to shareholders as Trustees elected annually, since all Trustees are required to uphold their fiduciary duties to the Fund and its shareholders regardless of term. The Board has implemented measures to ensure accountability of the Trustees, by providing for annual evaluations of Trustee independence and an annual self-assessment of the Board's performance. The Board reviews matters relating to the Fund, including performance matters and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund. The Fund's shareholders already have a variety of tools at their disposal to ensure that Trustees who are elected to the Board are accountable to them. These tools include nominating alternative candidates to the Board, withholding votes from Trustees who are standing for election, publicity campaigns and meeting with Trustees to express shareholder concerns. Shareholders have successfully used these accountability tools at many public companies, including closed-end investment companies like the Fund.

THE FUND'S BOARD OF TRUSTEES RECOMMENDS YOU VOTE AGAINST PROPOSAL 2 BECAUSE IT BELIEVES PROPOSAL 2 IS NOT IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS.

ADDITIONAL INFORMATION

Sub-Administrator. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as sub-administrator to the Fund.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne proportionately by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, the Investment Adviser, abrdn Inc. or its affiliates.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 per Fund and be reimbursed for its reasonable expenses, which are estimated to be $825 — $1,350 for the Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 22, 2024. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meeting approach, certain shareholders of a Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of April 1, 2024, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to a Fund's shares:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common Stock	Saba Capital Management, L.P.* Saba Capital Management GP, LP* Boaz R. Weinstein* 405 Lexington Avenue 58th Floor New York, NY 10174	2,214,074	8.26%

*  These entities jointly filed a Schedule 13D/A for the share amount and percentage shown.

Shareholder Proposals.

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual meetings of shareholders to be held in 2025 should be received by the Secretary of the Fund no later than December 23, 2024. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

In addition, shareholder proposals for the Fund's 2025 Annual Meeting (other than proposals submitted for inclusion in the Fund's 2025 proxy statement pursuant to Rule 14a-8) must be submitted to the Fund's Secretary between February 25, 2025 and March 27, 2025, unless the meeting date is more than 30 days before or after June 25, 2025, in which case the proposal must be submitted by the later of the close of business on (1) the date 90 days prior to the 2025 Annual Meeting date or (2) the tenth business day following the date on which the 2025 Annual Meeting date is first publicly announced or disclosed.

In accordance with Rule 14a-4(c), the Fund may exercise discretionary voting authority with respect to any shareholder proposals for the Annual Meeting not included in the proxy statement and form of proxy card which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy card.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

The Investment Adviser knows of no business to be presented at the Meeting, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary

EVERY VOTE IS IMPORTANT ABRDN LIFE SCIENCES INVESTORSPO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY ABRDN LIFE SCIENCES INVESTORS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2024 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of abrdn Life Sciences Investors (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Katherine Corey, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Tuesday, June 25, 2024, at 2:00 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director in Proposal 1 and “AGAINST” Proposal 2 – Elect Each Trustee Annually. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 HQL_33958_041824 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200, Philadelphia, PA 19103 on June 25, 2024

FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR AGAINST ABSTAIN EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on June 25, 2024. The Proxy Statement for this meeting is available at: https://www.abrdnhql.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 22, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “AGAINST” PROPOSAL 2 – Elect Each Trustee Annually. 1. To elect two Class B Trustees to serve until the 2027 Annual Meeting of Shareholders or until such Trustee’s successor is duly elected and qualified: 01. Stephen Bird 02. Jeffrey A. Bailey INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. Take action on a shareholder proposal requesting that the Fund take the steps necessary to reorganize the Board of Trustees into one class with each Trustee subject to election each year, if properly presented at the meeting. 3. The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx HQL 33958 xxxxxxxx / /